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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 30, 2000
                        (Date of earliest event reported)


                         CMC SECURITIES CORPORATION III
             (Exact name of Registrant as specified in its charter)


        Delaware                     33-47913                  75-2431913
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)
    8401 N. Central Expressway
             Suite 800
            Dallas, Texas                                         75225
(Address of Principal executive offices)                        (Zip Code)





       Registrant's Telephone Number, Including Area Code: (214) 874-2323








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Item 5. Other Events.



         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-47913) filed with the Securities and Exchange Commission (the "Commission") on May 14, 1992, as amended by Amendment No. 1 thereto filed with the Commission on August 7, 1992, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on September 16, 1993, as further amended by Post Effective Amendment No. 2 thereto filed with the Commission on December 13, 1993, and as further amended by Post Effective Amendment No. 3 thereto filed with the Commission on February 14, 1994 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $4,000,000,000 aggregate principal amount of its collateralized mortgage obligations, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated March 30, 2000 and the related Prospectus Supplement, dated March 30, 2000 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Collateralized Mortgage Obligations, Series 2000-1 (the "Bonds").

         The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants' report dated February 3, 2000 on the audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit
23.1 hereto.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

               Exhibit No.   Description

                   23.1      Consent of Independent Accountants









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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CMC SECURITIES CORPORATION III


March 30, 2000                           By: /s/ Andrew F. Jacobs
                                             ----------------------------------
                                             Andrew F. Jacobs
                                             Executive Vice President - Finance









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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
23.1                Consent of Independant Accountants